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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 1999


                                INFOAMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Colorado                     0-13338                  84-0853869
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File No.)              Identification No.)



    2600 Canton Court, Suite G, Fort Collins, Colorado                 80525
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (970) 221-5599


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         In connection with the transactions contemplated by the Merger Agreement and Plan of Reorganization (the "Merger Agreement"), dated June 8, 1999, among the registrant, RWC Communications, Inc., a California corporation, D&K Communications, Inc., a California corporation, and DL Hawk Communications, Inc., a California corporation; Richard W. Clark and Richard Lubic, a Current Report on Form 8-K was filed with the Securities and Exchange Commission ("SEC") on June 24, 1999 (the "Initial 8-K") and is incorporated herein by reference. It was impractical for the registrant to file the required financial statements and pro-forma financial information with the Initial 8-K and such financial statements and pro-forma financial information will be filed as soon as practicable, but not later than 60 days after June 24, 1999, the date the Initial 8-K was filed with the SEC.

Forward-Looking Information

         This Report contains forward-looking statements, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Those statements may appear in a number of places in this Report and include statements regarding the intent, belief, expectation, strategies or projections of the registrant and its management at that time. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the forward-looking statements. These risks and uncertainties, many of which are not within the registrant's control, include, but are not limited to, the uncertainty of potential manufacturing difficulties, the dependence on key personnel, the possible impact of competitive products and pricing, the registrant's continued ability to finance its operations, general economic conditions and the achievement and maintenance of profitable operations and positive cash flow. Forward-looking statements speak only as of the date made, and neither the registrant nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materializes, the current expectations of the registrant and its management will not be recognized.

                                       -2-

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30 , 1999

                                              INFOAMERICA, INC.


                                              By: /s/ Richard Lubic
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                                                     Name:  Richard Lubic
                                                     Title: President